---------------------------
                          The latest report from your
                             Fund's management team
                          ---------------------------


                                 ANNUAL REPORT
--------------------------------------------------------------------------------


                               [GRAPHIC OMITTED]



                                Patriot Premium

                                Dividend Fund II

                                OCTOBER 31, 1999



                           [LOGO] JOHN HANCOCK FUNDS
                                  A Global Ivestment Management Firm

                    -----------------------------------------
                                    TRUSTEES
                                Stephen L. Brown
                                James F. Carlin
                             William H. Cunningham*
                                Ronald R. Dion*
                                Maureen R. Ford
                              Harold R. Hiser, Jr.
                                Anne C. Hodsdon
                               Charles L. Ladner
                             Steven R. Pruchansky*
                              Richard S. Scipione
                     Lt. Gen. Norman H. Smith, USMC (Ret.)
                                 John P. Toolan
                        *Members of the Audit Committee

                                    OFFICERS
                                Stephen L. Brown
                                    Chairman
                                Maureen R. Ford
                   Vice Chairman and Chief Executive Officer
                                Anne C. Hodsdon
                       President, Chief Operating Officer
                          and Chief Investment Officer
                                 Osbert M. Hood
                          Executive Vice President and
                            Chief Financial Officer
                                Susan S. Newton
                          Vice President and Secretary
                               James J. Stokowski
                          Vice President and Treasurer
                               Thomas H. Connors
                     Vice President and Compliance Officer

                               INVESTMENT ADVISER
                          John Hancock Advisers, Inc.
                             101 Huntington Avenue
                        Boston, Massachusetts 02199-7603

                        CUSTODIAN AND TRANSFER AGENT FOR
                              COMMON SHAREHOLDERS
                           State Street Bank and Trust
                          Company 225 Franklin Street
                          Boston, Massachusetts 02110

                            TRANSFER AGENT FOR DARTS
                            The Chase Manhattan Bank
                              450 West 33rd Street
                            New York, New York 10001

                                 LEGAL COUNSEL
                               Hale and Dorr LLP
                                60 State Street
                        Boston, Massachusetts 02109-1803

                              INDEPENDENT AUDITORS
                             Deloitte & Touche LLP
                              200 Berkeley Street
                          Boston, Massachusetts 02116

                   Listed New York Stock Exchange Symbol: PDT
                           For shareholder assistance
                                refer to page 15
                  ---------------------------------------------

==================================CEO CORNER====================================

As the decade ends and a new millennium dawns, John Hancock Funds (JHF) welcomes a new leader. Effective December 31, 1999, Maureen R. Ford becomes vice chairman and chief executive officer, succeeding Edward J. Boudreau, Jr., who retires after 32 years at John Hancock, the last 11 at the helm of JHF .

I am delighted that one of my first official duties at John Hancock Funds is to welcome you to the New Millennium! I wish you all the best for a century filled with momentous occasions.

Every New Year, of course, provides us with a built-in opportunity to make new resolutions, or re-commit to old ones. It seems fitting, therefore, that this special New Year 2000 coincides with a very important, although certainly less exotic, event.

Starting last October, personalized Social Security statements are being sent to 125 million workers over age 25, showing estimates of the retirement, disability and survivor benefits that they and their families are eligible to receive now and in the future.

The statements, to be sent out annually, will provide people with a glimpse of what they can expect from the government when they retire. This should be comforting to those who feared that Social Security wouldn't be there for them at all. But many people also already know that government benefits will only fulfill a small piece of their retirement needs.

--------------------------------------------------------------------------------
[A 1" x 1" photo of Maureen R. Ford, Vice Chairman and Chief Executive Officer, flush right next to fourth paragraph.]
--------------------------------------------------------------------------------

When you receive your statement, expected to be within three months of your next birthday, we urge you to read it carefully for accuracy. Keep in mind that the estimated benefits are precisely that, and that rules and regulations may change by the time you retire. Also remember that they are not inflation adjusted, so it would be unrealistic to expect them to have the same purchasing power in the future as they would today.

We also encourage you to use this mailing as a reason to contact your investment professional, or to select one if you are not working with somebody. He or she can help you focus on establishing and maintaining a sound plan to achieve a comfortable retirement.

The stakes are too high to leave your retirement lifestyle to chance. Congress' awareness-raising effort is commendable. The next step is yours. Mark the beginning of the New Millennium by taking it.

Sincerely,

/s/Maureen R. Ford
------------------
MAUREEN R. FORD, VICE CHAIRMAN AND CHIEF EXECUTIVE OFFICER

================================================================================

             By Gregory K. Phelps for the Portfolio Management Team

                              John Hancock Patriot
                            Premium Dividend Fund II

                  U.S. rate concerns hamper preferred stocks;
                  -------------------------------------------
                      utility stocks fare slightly better
                      -----------------------------------

Fears of higher U.S. interest rates weighed heavily on preferred stocks, the larger of two main components of John Hancock Patriot Premium Dividend Fund II. Because they have fixed dividends, preferred stocks generally are quite sensitive to interest-rate changes, falling in price when rates rise and vice versa.

         At the beginning of the Fund's fiscal year last November, however, rising interest rates weren't really the problem; lack of demand was. Amid 1998's global economic turmoil, investors shunned most fixed-income-like securities - including preferred stocks - in favor of U.S. Treasury bonds, despite the fact that rates were on the decline at the time.

         Interest-rate jitters first began to hamper preferred stocks at the end of last year. With each passing day, there were growing concerns that inflation might be headed higher. While rate fears were the main problem for preferred stocks, preferreds also faced another challenge. To lock in relatively low interest rates and to sidestep potential market-related problems resulting from the Y2K bug, corporations issued near-record levels of debt and preferred stock during the first nine months of 1999. The large increase in supply added more pressure to the already strained preferred-stock market.

         Utility common stocks, which made up 34% of net assets, got off to a reasonably good start, but flickered in the final months of the Fund's

--------------------------------------------------------------------------------
[A 3 1/2" x 2 1/2" photo at bottom right side of page of John Hancock Patriot Premium Dividend Fund II. Caption below reads "Fund management team members (l-r): Sylvester Marquardt, Mark Maloney, Beverly Cleathero and Gregory Phelps."]
--------------------------------------------------------------------------------

"The poor performance of preferred stocks... resulted in disappointing returns."

================================================================================

             John Hancock Funds - Patriot Premium Dividend Fund II


"Common-stock electric utility companies involved in mergers and acquisitions were among our best performers..."

--------------------------------------------------------------------------------
[Pie chart at top left hand column with heading "Portfolio Diversification."
The chart is divided into five sections (from top to left): Common Stock Utilities 34%, Short-Term Investments & Other 1%, Industrials 10%,
Financials 23% and Preferred Stock Utilities 32%. A note below the chart reads "As a percentage of net assets on October 31, 1999."]
--------------------------------------------------------------------------------

fiscal year in response to growing inflationary fears. They ended the year with only modest advances for utilities.

Performance review

The poor performance of preferred stocks -which made up roughly two-thirds of John Hancock Patriot Premium Dividend Fund II -resulted in disappointing returns. For the 12 months ended October 31, 1999, the Fund posted a total return of -1.31% at net asset value. By comparison, the Dow Jones Utility Average returned 5.34% in the same period and the average preferred stock closed-end fund returned 0.97%, according to Lipper, Inc.

         Generally speaking, our preferred-stock holdings performed in line with the overall preferred-stock segment of the market, which is to say most of them lost ground. However, some of our older securities - such as Merrill Lynch,

--------------------------------------------------------------------------------
[Table at bottom of left hand column entitled "Scorecard". The header for the left column is "Investment" and the header for the right column is "Recent Performance...And What's Behind The Numbers". The first listing is Republic
New York followed by a down arrow with the phrase "Tainted by investigation of a customer." The second listing is CMP Group followed by an up arrow with the phrase "To be taken over by Energy East." The third listing is Florida Progress followed by an up arrow with the phrase "Proposed acquisition by stronger competitor." A note below the table reads "See 'Schedule of Investments.' Investment holdings are subject to change."]
--------------------------------------------------------------------------------

AMERCO and Chase Manhattan - held in best. Issued years ago when rates were higher, these securities carry high coupons that helped cushion them against price declines.

         Other disappointments included our holdings in Republic New York, a bank that crumpled over allegations about a customer's security fraud investigation. Western Resources also stumbled when questions about its accounting procedures surfaced.

         Utility companies involved with the build-out of fiber-optic operations generally performed better than the group as a whole. Of all the unregulated operations electric utilities are pursuing as a way to boost their earnings growth, we think fiber optics offers the biggest potential. That explains a large part of why we favor companies such as CMP Group, Montana Power, NSTAR (the new parent company of Boston Edison), Potomac Electric Power and TDS.

M&A activity heats up

Common-stock electric utility companies involved in mergers and acquisitions were among our best performers, although these bright spots were still not enough to overcome the Fund's other losses this year. CMP Group, for example, staged a sizable rally on news that it was to be taken over by Energy East. Likewise, MCN Energy Group performed well after announcing it would merge with DTE Energy. Our holding in Florida Progress did well thanks to news that it would be

================================================================================

             John Hancock Funds - Patriot Premium Dividend Fund II


--------------------------------------------------------------------------------
[Bar chart at top of left hand column with the heading "Fund Performance".
Under the heading is a note that reads "For the year ended October 31, 1999." The chart is scaled in increments of 1% with -3% at the bottom and 6% at the top. The first bar represents the -1.31% total return for John Hancock Patriot Premium Dividend Fund II. The second bar represents the 0.97% total return for Average preferred stock closed-end fund. The third bar represents the 5.34% total return for Dow Jones Utility Average. A note below the chart reads "The total return for John Hancock Patriot Premium Dividend Fund II is at net asset value with all distributions reinvested. The average preferred stock closed-end fund is tracked by Lipper, Inc. The Dow Jones Utility Average is an unmanaged index that measures the performance of the utility industry in the United States."
--------------------------------------------------------------------------------

acquired by Carolina Power & Light. Merger activity had a curious effect on one of our holdings. KN Energy was one of our biggest disappointments when it bungled a merger with a stronger competitor in early 1999, but it came roaring back and became one of our biggest winners this summer on news that it would be acquired by Kinder Morgan. Eastern Enterprises also posted good gains after it announced its intention to be sold. Finally, PennzEnergy performed reasonably well when it assumed the higher credit rating of its acquirer, Devon Energy Corp.

Focus on call protection and DRD eligibility

Throughout the period, we maintained our long-term focus on preferred stocks eligible for the dividends received deduction (DRD) and on those that carry good call protection. DRD-eligible preferred stocks offer distinct tax advantages to corporate investors, and as such, remain in fairly constant demand. Call protection means issuers can't redeem their preferred stocks before a specified date, as they often do when interest rates fall. Even though rates appear to be on the rise now, we think they will eventually resume their long-term downward trend and believe that call protection will continue to be an important contributor to our performance.

Bulking up yield

Rising interest rates held a silver lining of sorts. As rates moved higher, so did the yields on most preferred and utility common stocks. When we found attractive opportunities to do so, we replaced lower-yielding utility common stocks with higher-yielding common and preferred stocks.

Outlook

We believe that the attractively priced preferred-stock segment of the market is poised to come into a reasonably good period ahead. Supply and demand conditions in the preferred market should turn more favorable. Companies had already curtailed their new issuance activity in September 1999, with no indications that issuance will pick up anytime soon. From a demand standpoint, we expect that investors will eventually look to preferred stocks as relatively cheap investments with attractive yields.

         We also remain optimistic about the prospects for utility stocks. To the extent that investors become concerned about the sustainability of corporate earnings growth for the stock market as a whole, utility stocks could benefit. Utility stocks also look very attractive from a historical basis, selling at a low price-to-earnings ratio relative to the S&P 500 Index not seen in 20 years or so. Evidence of a slowing U.S. economy - which could emerge later this year if interest rates keep rising - would also likely stir demand for economically resistant utility stocks.

--------------------------------------------------------------------------------
This commentary reflects the views of the portfolio management team through the end of the Fund's period discussed in this report. Of course, the team's views are subject to change as market and other conditions warrant.

"Supply and demand conditions in the preferred market should turn more favorable."

============================FINANCIAL STATEMENTS================================

             John Hancock Funds - Patriot Premium Dividend Fund II


The Statement of Assets and Liabilities is the Fund's balance sheet on October 31, 1999. You'll also find the net asset value per share, for each Common Share, as of that date.

Statement of Assets and Liabilities
October 31, 1999
--------------------------------------------------------------------------------

Assets:
 Investments at value - Note C:
  Preferred stocks (cost - $182,433,263)........................   $182,347,908
  Common stocks (cost - $85,458,483) ...........................     96,643,647
  Short-term investments (cost - $3,126,715) ...................      3,126,715
                                                                 --------------
                                                                    282,118,270
 Receivable for investments sold ...............................      1,365,385
 Dividends receivable ..........................................      1,198,546
 Other assets ..................................................         44,310
                                                                 --------------
                        Total Assets ...........................    284,726,511
                        -------------------------------------------------------
Liabilities:
 Payable for investments purchased .............................      1,813,797
 DARTS dividend payable ........................................        243,024
 Common shares dividend payable ................................        975,177
 Payable to John Hancock Advisers, Inc.
  and affiliates - Note B ......................................        248,339
 Accounts payable and accrued expenses .........................         67,317
                                                                 --------------
                        Total Liabilities ......................      3,347,654
                        -------------------------------------------------------
Net Assets:
 Dutch Auction Rate Transferable Securities Preferred
  Shares Stock Series A (DARTS) - Without par value,
  unlimited number of shares of beneficial interest
  authorized, 500 shares issued, liquidation preference
  of $100,000 per share - Note A ...............................     50,000,000
                                                                 --------------
 Dutch Auction Rate Transferable Securities Preferred
  Shares Stock Series B (DARTS) - Without par value,
  unlimited number of shares of beneficial interest
  authorized, 500 shares issued, liquidation preference
  of $100,000 per share - Note A ...............................     50,000,000
                                                                 --------------
 Common Shares -
 Without par value, unlimited number of shares of
  beneficial interest authorized, 15,002,724 shares
  issued and outstanding .......................................    168,421,653
 Accumulated net realized gain on investments ..................      1,427,073
 Net unrealized appreciation of investments ....................     11,102,734
 Undistributed net investment income ...........................        427,397
                                                                 --------------
                        Net Assets applicable to
                        Common Shares ($12.09 per
                        share based on 15,002,724
                        shares outstanding) ....................    181,378,857
                        -------------------------------------------------------
                        Net Assets .............................   $281,378,857
                        =======================================================

The Statement of Operations summarizes the Fund's investment income earned and expenses incurred in operating the Fund. It also shows net gains (losses) for the period stated.

Statement of Operations
Year ended October 31, 1999
--------------------------------------------------------------------------------

Investment Income:
 Dividends .....................................................    $19,211,310
 Interest ......................................................        136,465
                                                                 --------------
                                                                     19,347,775
                                                                 --------------
 Expenses:
  Investment management fee - Note B ...........................      2,431,863
  Administration fee - Note B ..................................        292,909
  DARTS and auction fees .......................................        268,472
  Custodian fee ................................................         70,474
  Compliance systems fee .......................................         67,601
  Printing and postage .........................................         56,113
  Auditing fee .................................................         49,233
  Miscellaneous ................................................         41,812
  Transfer agent fee ...........................................         37,882
  Trustees' fees ...............................................         19,203
  Federal excise tax ...........................................         10,907
  Legal fees ...................................................          3,227
                                                                 --------------
                        Total Expenses .........................      3,349,696
                        -------------------------------------------------------
                        Net Investment Income ..................     15,998,079
                        -------------------------------------------------------

Realized and Unrealized Gain (Loss) on Investments:
 Net realized gain on investments sold .........................      1,426,057
 Change in net unrealized appreciation/depreciation
  of investments ...............................................    (17,924,063)
                                                                 --------------
                        Net Realized and Unrealized
                        Loss on Investments ....................    (16,498,006)
                        -------------------------------------------------------
                        Net Decrease in Net Assets
                        Resulting from Operations ..............       (499,927)
                        =======================================================
                        Distribution to DARTS
                        Shareholders ...........................     (3,924,917)
                        -------------------------------------------------------
                        Net Decrease in Net Assets
                        Applicable to Common
                        Shareholders Resulting from
                        Operations Less DARTS
                        Distributions ..........................    ($4,424,844)
                        =======================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

============================FINANCIAL STATEMENTS================================

             John Hancock Funds - Patriot Premium Dividend Fund II


Statement of Changes in Net Assets
--------------------------------------------------------------------------------


                                                                                              YEAR ENDED OCTOBER 31,
                                                                                  ---------------------------------------------

                                                                                         1998                       1999
                                                                                  -------------------       -------------------

Increase (Decrease) in Net Assets:
From Operations:
 Net investment income ..........................................................      $16,368,852               $15,998,079
 Net realized gain on investments sold ..........................................        4,327,150                 1,426,057
 Change in net unrealized appreciation/depreciation of investments ..............       10,319,164               (17,924,063)
                                                                                  ----------------          ----------------
  Net Increase (Decrease) in Net Assets Resulting from Operations ...............       31,015,166                  (499,927)
                                                                                  ----------------          ----------------
Distributions to Shareholders:
 DARTS Series A - ($4,082 and $3,912 per share, respectively) - Note A ..........       (2,041,034)               (1,956,188)
 DARTS Series B - ($4,087 and $3,937 per share, respectively) - Note A ..........       (2,043,628)               (1,968,729)
 Common Shares - Note A:
  Dividends from accumulated net investment income ($0.90 and $0.84 per
   share, respectively) .........................................................      (13,501,756)              (12,655,871)
  Distributions in excess of accumulated net investment income
   (none and $0.01 per share, respectively) .....................................           -                        (95,696)
                                                                                  ----------------          ----------------
     Total Distributions to Shareholders ........................................      (17,586,418)              (16,676,484)
                                                                                  ----------------          ----------------
Net Assets:
 Beginning of period ............................................................      285,126,520               298,555,268
                                                                                  ----------------          ----------------
 End of period (including undistributed net investment income of
   $582,709 and $427,397, respectively) .........................................     $298,555,268              $281,378,857
                                                                                  ================          ================

Analysis of Common Shareholder Transactions:

                                                                                              YEAR ENDED OCTOBER 31,
                                                                           ---------------------------------------------------------
                                                                                      1998                           1999
                                                                           --------------------------     --------------------------
                                                                              SHARES         AMOUNT          SHARES         AMOUNT
                                                                           -----------    -----------     -----------   ------------
 Shares outstanding, beginning of period ...............................   15,002,724    $166,252,942     15,002,724   $168,433,934
 Reclassification of net realized long-term gains retained on investments sold
  (net of federal income taxes of $1,213,501 and none, respectively) ...       -            2,253,646         -              -
 Reclassification of capital account - Note D ..........................       -              (72,654)        -             (12,281)
                                                                         ------------  --------------   ------------  -------------
 Shares outstanding, end of period .....................................   15,002,724    $168,433,934     15,002,724   $168,421,653
                                                                         ============  ==============   ============  =============

The Statement of Changes in Net Assets shows how the value of the Fund's net assets has changed since the end of the previous period. The difference reflects earnings less expenses, any investment gains and losses and distributions paid to shareholders. The footnote illustrates any reclassifications of share capital amounts, and the number of Common Shares outstanding at the beginning and the end of the period for the last two periods, along with the corresponding dollar value.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       7


============================FINANCIAL STATEMENTS================================

             John Hancock Funds - Patriot Premium Dividend Fund II

Financial Highlights

Selected data for a Common Share outstanding throughout each period indicated, investment returns, key ratios and supplemental data are listed as follows:
--------------------------------------------------------------------------------

                                                                                             YEAR ENDED OCTOBER 31,
                                                                             -------------------------------------------------------
                                                                               1995       1996         1997        1998       1999
                                                                             --------   --------     --------    --------   --------
Per Share Operating Performance
 Net Asset Value, Beginning of Period......................................     $9.67     $11.88       $11.76      $12.34    $13.23
                                                                             --------  ---------     --------    --------  --------
 Net Investment Income(5) .................................................      1.31       1.19         1.16        1.09      1.07
 Net Realized and Unrealized Gain (Loss) on Investments ...................      2.02      (0.06)        0.75        0.97     (1.10)
                                                                             --------  ---------     --------    --------  --------
  Total from Investment Operations ........................................      3.33       1.13         1.91        2.06     (0.03)
                                                                             --------  ---------     --------    --------  --------
 Less Distributions:
 Dividends to DARTS Shareholders ..........................................     (0.30)     (0.28)       (0.27)      (0.27)    (0.26)
 Dividends to Common Shareholders from Net Investment Income ..............     (0.82)     (0.97)       (1.06)      (0.90)    (0.84)
 Distributions in Excess of Net Investment Income .........................        -          -            -           -      (0.01)
                                                                             --------  ---------     --------    --------  --------
  Total Distributions .....................................................     (1.12)     (1.25)       (1.33)      (1.17)    (1.11)
                                                                             --------  ---------     --------    --------  --------
 Net Asset Value, End of Period ...........................................    $11.88     $11.76       $12.34      $13.23    $12.09
                                                                             ========  =========     ========    ========  ========

 Per Share Market Value,  End of Period ...................................   $10.750    $10.875      $11.500     $12.125    $9.750
 Total Investment Return, at Market Value .................................    31.24%      9.86%       16.12%      13.51%   (13.16%)

Ratios and Supplemental Data
 Net Assets Applicable to Common Shares, End of Period (000s omitted) .....  $178,200   $176,504     $185,127    $198,555  $181,379
 Ratio of Expenses to Average Net Assets(1) ...............................     2.17%      1.98%        1.89%       1.72%     1.74%
 Ratio of Net Investment Income to Average Net Assets(2) ..................    12.34%     10.15%        9.71%       8.24%     8.29%
 Portfolio Turnover Rate ..................................................       87%        35%          41%         27%       26%

Senior Securities
 Total DARTS Series A Outstanding (000s omitted) ..........................   $50,000    $50,000      $50,000     $50,000   $50,000
 Total DARTS Series B Outstanding (000s omitted) ..........................   $50,000    $50,000      $50,000     $50,000   $50,000
 Asset Coverage per Unit(3) ...............................................  $276,974   $272,651     $284,939    $302,763  $286,177
 Involuntary Liquidation Preference DARTS A per Unit(4) ...................  $100,000   $100,000     $100,000    $100,000  $100,000
 Involuntary Liquidation Preference DARTS B per Unit(4) ...................  $100,000   $100,000     $100,000    $100,000  $100,000
 Approximate Market Value per Unit(4) .....................................  $100,000   $100,000     $100,000    $100,000  $100,000


(1) Ratios calculated on the basis of expenses applicable to common shares relative to the average net assets for common shares. Without the exclusion of preferred shares, the ratio of expenses would have been 1.33%, 1.26%, 1.21%, 1.14% and 1.14%, respectively.

(2) Ratios calculated on the basis of net investment income applicable to common shares relative to the average net assets of common shares. Without the exclusion of preferred shares, the ratio of net investment income would have been 7.58%, 6.47%, 6.24%, 5.48% and 5.46%, respectively.

(3) Calculated by subtracting the Fund's total liabilities (not including the DARTS) from the Fund's total assets and dividing such amount by the number of DARTS outstanding as of the applicable 1940 Act Evaluation Date.

(4) Plus accumulated and unpaid dividends.

(5) Based on the average of the shares outstanding at the end of each month.

The Financial Highlights summarizes the impact of the following factors on a single share for the period indicated: net investment income, gains (losses), dividends and total investment return of the Fund. It shows how the Fund's net asset value for a share has changed since the end of the previous period. Additionally, important relationships between some items presented in the financial statements are expressed in ratio form.

                       SEE NOTES TO FINANCIAL STATEMENTS.

============================FINANCIAL STATEMENTS================================

             John Hancock Funds - Patriot Premium Dividend Fund II

Schedule of Investments
October 31, 1999
--------------------------------------------------------------------------------

The Schedule of Investments is a complete list of all securities owned by the Fund on October 31, 1999. It's divided into three main categories: preferred stocks, common stocks and short-term investments. The stocks are further broken down by industry group. Short-term investments, which represent the Fund's "cash" position, are listed last.

                                                                   MARKET
ISSUER, DESCRIPTON                           NUMBER OF SHARES      VALUE
------------------                           ----------------      ------

PREFERRED STOCKS
Agricultural Operations (1.50%)
 Ocean Spray Cranberries, Inc.,
  6.25% (R)................................        45,000         $4,220,640
                                                                  ----------
Automobile/Trucks (1.96%)
 General Motors Corp., 9.12%,
  Depositary Shares, Ser G ................       208,800          5,507,100
                                                                  ----------
Banks - Foreign (0.47%)
 Australia and New Zealand Banking
  Group Ltd., 9.125% (Australia) ..........        51,200          1,331,200
                                                                  ----------
Banks - United States (8.45%)
 ABN AMRO North  America,  Inc.,  6.59%,
  Ser H (R) ...............................         3,000          2,960,802
 ABN AMRO North America, Inc., 8.75%,
  Ser A (R) 1,060 1,179,356
 Chase Manhattan Corp., 10.84%, Ser C .....       137,376          3,872,286
 Fleet Boston Corp., 6.75%,
  Depositary Shares, Ser VI ...............        97,000          5,044,000
 Fleet Boston Corp., 9.35%,
  Depositary Shares .......................       175,700          4,458,388
 J.P. Morgan & Company, Inc., 6.625%,
  Depositary Shares, Ser H ................       100,000          5,100,000
 Republic New York Corp., $2.8575 .........        25,000          1,175,000
                                                                  ----------
                                                                  23,789,832
                                                                  ----------
Broker Services (7.65%)
 Bear Stearns Cos., Inc., 5.49%, Ser G ....       139,300          5,467,525
 Lehman Brothers Holdings, Inc., 5.67%,
  Depositary Shares, Ser D ................       139,000          5,699,000
 Lehman Brothers Holdings, Inc., 5.94%,
  Ser C ...................................        38,000          1,615,000


                                                                   MARKET
ISSUER, DESCRIPTON                           NUMBER OF SHARES      VALUE
------------------                           ----------------      ------

Broker Services (continued)
 Merrill Lynch & Co., Inc., 9.00%,
  Depositary Shares, Ser A ................       132,300         $4,035,150
 Morgan Stanley Group, Inc., 7.75%,
  Depositary Shares .......................        91,000          4,709,250
                                                                  ----------
                                                                  21,525,925
                                                                  ----------
Diversified Operations (0.85%)
 Grand Metropolitan Delaware, L.P., 9.42%,
  Gtd Ser A ...............................        91,000          2,400,125
                                                                  ----------
Finance (5.13%)
 Citigroup, Inc., 6.213%, Ser G ...........        96,000          4,560,000
 Citigroup, Inc., 6.231%,
  Depositary Shares, Ser H ................        64,500          2,950,875
 Citigroup, Inc., 6.365%,
  Depositary Shares, Ser F ................        28,500          1,403,625
 Citigroup, Inc., 8.40%,
  Depositary Shares, Ser K ................       160,000          4,210,000
 SI Financing Trust I, 9.50%, Gtd Pfd Sec
  & Purchase Contract .....................        50,100          1,302,600
                                                                  ----------
                                                                  14,427,100
                                                                  ----------
Leasing Companies (0.81%)
 AMERCO, 8.50%, Ser A .....................        90,300          2,291,363
                                                                  ----------
Oil & Gas (5.80%)
 Anadarko Petroleum Corp., 5.46%,
  Depositary Shares .......................        50,348          4,193,988
 Apache Corp., 5.68%,
  Depositary Shares, Ser B ................        25,000          2,170,950
 Coastal Finance I, 8.375% ................       130,000          3,160,625
 Devon Energy Corp., 6.49%, Ser A .........        50,000          4,573,600
 Lasmo America Ltd., 8.15% (R) ............        20,000          2,210,460
                                                                  ----------
                                                                  16,309,623
                                                                  ----------
Utilities (32.18%)
 Alabama Power Co., 5.20% .................       254,000          5,143,500
 Avista Corp., $1.24, Ser L, Conv .........       132,400          2,308,725
 Baltimore Gas & Electric Co., 6.70%,
  Ser 1993 ................................        10,000          1,067,670
 Baltimore Gas & Electric Co., 6.99%,
  Ser 1995 ................................        30,000          3,258,180
 Boston Edison Co., 4.78% .................        46,910          3,539,969
 El Paso Tennessee Pipeline Co., 8.25%,
  Ser A ...................................       181,100          9,507,750


                       SEE NOTES TO FINANCIAL STATEMENTS.

============================FINANCIAL STATEMENTS================================

             John Hancock Funds - Patriot Premium Dividend Fund II


                                                                   MARKET
ISSUER, DESCRIPTON                           NUMBER OF SHARES      VALUE
------------------                           ----------------      ------

Utilities (continued)
 Florida Power & Light Co., 6.75%, Ser U ..        33,000         $3,523,344
 FPC Capital I, 7.10%, Ser A ..............        55,000          1,199,688
 Hawaiian Electric Industries Capital Trust I,
  8.36% ...................................        50,000          1,200,000
 Idaho Power Co., 7.07% ...................        14,000          1,502,060
 Indianapolis Power & Light Co., 5.65% ....        11,150          1,038,756
 Massachusetts Electric Co., 6.99% ........        16,500          1,767,183
 MCN Michigan, L.P., 9.375%, Ser A ........        25,000            617,187
 Monongahela Power Co., 7.73%, Ser L ......        45,500          4,915,866
 Montana Power Co., $6.875 ................        50,000          5,347,650
 PSI Energy, Inc., 6.875% .................        45,430          4,907,985
 Public Service Electric & Gas Co., 6.92% .        45,500          4,876,508
 Puget Sound Energy, Inc., 7.45%, Ser II ..       155,711          4,145,805
 Sierra Pacific Power Capital I, 8.60% ....        32,000            800,000
 Sierra Pacific Power Co., $3.90, Ser C ...        13,476            685,187
 Sierra Pacific Power Co., 7.80%, Ser 1
  (Class A) ...............................       155,986          4,219,265
 South Carolina Electric & Gas Co., 6.52% .        50,000          5,250,000
 TDS Capital Trust I, 8.50% ...............       152,215          3,567,539
 TDS Capital Trust II, 8.04% ..............        91,600          2,026,650
 TXU Electric Co., $1.875,
  Depositary Shares, Ser A ................       122,380          3,151,285
 TXU Electric Co., $7.98 ..................        34,500          3,798,278
 UtiliCorp Capital, L.P., 8.875%, Ser A ...        95,000          2,327,500
 Virginia Electric & Power Co., $6.98 .....        35,000          3,771,740
 Virginia Electric & Power Co., $7.05 .....        10,000          1,079,730
                                                                  ----------
                                                                  90,545,000
                                                                  ----------
                     TOTAL PREFERRED STOCKS
                        (Cost $182,433,263)       (64.80%)       182,347,908
                                                ---------        -----------
COMMON STOCKS
Utilities (34.35%)
 Alliant Energy Corp. .....................       199,900          5,434,781
 Ameren Corp. .............................        62,000          2,344,375
 Central Hudson Gas & Electric Corp. ......       111,800          4,185,513
 Cinergy Corp. ............................       105,000          2,966,250
 CMP Group, Inc. ..........................        31,250            832,031
 Conectiv, Inc. (Class A) .................        20,100            739,931
 Consolidated Edison, Inc. ................        42,000          1,603,875
 Dominion Resources, Inc. .................        79,700          3,835,563
 DPL, Inc. ................................       207,000          4,191,750
 DTE Energy Co. ...........................       100,500          3,335,344
 Duke Energy Corp. ........................        37,500          2,118,750
 Eastern Enterprises ......................        59,400          3,036,825
 Edison International .....................        18,000            533,250
 Florida Progress Corp. ...................       176,250          8,074,453
 Hawaiian Electric Industries, Inc. .......        39,000          1,316,250



                                                                   MARKET
ISSUER, DESCRIPTON                           NUMBER OF SHARES      VALUE
------------------                           ----------------      ------

Utilities (continued)
 Kansas City Power & Light Co. ............        60,000         $1,470,000
 KeySpan Corp. ............................        90,000          2,531,250
 LG&E Energy Corp. ........................        76,250          1,677,500
 Montana Power Co. ........................       206,600          5,875,188
 New Century Energies, Inc. ...............        17,000            553,562
 New England Electric System ..............       116,750          6,078,297
 Northern States Power Co. ................        60,000          1,290,000
 NSTAR ....................................        90,000          3,425,625
 OGE Energy Corp. .........................       100,000          2,268,750
 PacifiCorp ...............................        25,000            515,625
 Potomac Electric Power Co. ...............       150,500          4,129,344
 Puget Sound Energy, Inc. .................       145,400          3,216,975
 Reliant Energy, Inc. .....................        82,300          2,242,675
 Sempra Energy ............................       150,000          3,065,625
 Sierra Pacific Resources .................        75,000          1,687,500
 Southern Co. .............................        80,000          2,125,000
 Teco Energy, Inc. ........................       158,750          3,502,422
 UtiliCorp United, Inc. ...................       112,500          2,432,812
 Western Resources, Inc. ..................       126,900          2,926,631
 WPS Resources Corp. ......................        37,400          1,079,925
                                                                  ----------

                        TOTAL COMMON STOCKS
                         (Cost $85,458,483)       (34.35%)        96,643,647
                                               ----------         ----------

                                  INTEREST       PAR VALUE
                                    RATE      (000s OMITTED)
                                  --------    --------------
SHORT-TERM INVESTMENTS
Oil & Gas (1.11%)
 Chevron USA, Inc., 11-01-99 ....   5.20%          $3,127          3,126,715
                                                 --------       ------------
             TOTAL SHORT-TERM INVESTMENTS          (1.11%)         3,126,715
                                                 --------       ------------
                        TOTAL INVESTMENTS        (100.26%)       282,118,270
                                                 --------       ------------
        OTHER ASSETS AND LIABILITIES, NET          (0.26%)          (739,413)
                                                 --------       ------------
                         TOTAL NET ASSETS        (100.00%)      $281,378,857
                                                 ========       ============

(R) These securities are exempt from registration under rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transaction exempt from registration. Rule 144A securities amounted to $10,571,258 or 3.76% of net assets as of October 31, 1999.

Parenthetical disclosure of a foreign country in the security description represents country of foreign issuer; however, security is U.S. dollar denominated.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

                       SEE NOTES TO FINANCIAL STATEMENTS.

========================NOTES TO FINANCIAL STATEMENTS===========================

             John Hancock Funds - Patriot Premium Dividend Fund II

NOTE A -

ACCOUNTING POLICIES

John Hancock Patriot Premium Dividend Fund II (the "Fund") is a diversified closed-end management investment company, registered under the Investment Company Act of 1940, as amended. Significant accounting policies of the Fund are as follows:

VALUATION OF INVESTMENTS Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services, or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost, which approximates market value. The Fund determines the net asset value of the Common Shares each business day.

INVESTMENT TRANSACTIONS Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis.

FEDERAL INCOME TAXES The Fund qualifies as a "regulated investment company" by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income which is distributed to shareholders. Therfore, no federal income tax provision is required.

DIVIDENDS, INTEREST AND DISTRIBUTIONS Dividend income on investment securities is recorded on the ex-dividend date. Interest income on investment securities is recorded on the accrual basis.

         The Fund records all dividends and distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions are determined in conformity with federal income tax regulations. Due to permanent book/tax differences in accounting for certain transactions, this has the potential for treating certain distributions as return of capital as opposed to distributions of net investment income or realized capital gains. The Fund has adjusted for the cumulative effect of such permanent book/tax differences through October 31, 1999, which have no effect on the Fund's net assets, net investment income or net realized gains.

         The Fund had the option and had choosen to retain and pay the applicable federal tax on $3,467,147 of its net long-term capital gain for the fiscal period ended October 31, 1998.

USE OF ESTIMATES The preparation of these financial statements in accordance with generally accepted accounting principles incorporates estimates made by management in determining the reported amounts of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

DUTCH AUCTION RATE TRANSFERABLE SECURITIES PREFERRED STOCK SERIES A AND SERIES B (DARTS) The Fund issued 598 shares of DARTS Series A and 598 shares of DARTS Series B concurrently with the issuance of its Common Shares in the public offering. The underwriting discount was recorded as a reduction of the capital of the Common Shares. Dividends on the DARTS, which accrue daily, are cumulative at a rate which was established at the offering of the DARTS and has been reset every 49 days thereafter by auction. Dividend rates on the DARTS Series A and Series B ranged from 3.55% to 4.15% and 3.54% to 4.27%, respectively, during the year ended October 31, 1999. During the year ended October 31, 1990, the Fund retired 98 shares of DARTS from both Series A and Series B.

The DARTS are redeemable at the option of the Fund, at a redemption price equal to $100,000 per share, plus accumulated and unpaid dividends on any dividend payment date. The DARTS are also subject to mandatory redemption at a redemption price equal to $100,000 per share, plus accumulated and unpaid dividends, if the Fund is in default on its asset coverage requirements with respect to the DARTS. If the dividend on the DARTS shall remain unpaid in an amount equal to two full years' dividends, the holders of the DARTS, as a class, have the right to elect a majority of the Board of Trustees. In general, the holders of the DARTS and the Common Shares have equal voting rights of one vote per share, except that the holders of the DARTS, as a class, vote to elect two members of the Board of Trustees, and separate class votes are required on certain matters that affect the respective interests of the DARTS and Common Shares. The DARTS have a liquidation preference of $100,000 per share, plus accumulated and unpaid dividends. The Fund is required to maintain certain asset coverage with respects to the DARTS, as defined in the Fund's By-Laws.

========================NOTES TO FINANCIAL STATEMENTS===========================

             John Hancock Funds - Patriot Premium Dividend Fund II

NOTE B -

MANAGEMENT FEE AND TRANSACTIONS
WITH AFFILIATES AND OTHERS

Under the investment management contract, the Fund pays a monthly management fee to John Hancock Advisers, Inc. (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, Inc., for a continuous investment program equivalent, on an annual basis, to the sum of 0.50% of the Fund's average weekly net assets, plus 5.00% of the Fund's weekly gross income. The Adviser's total fee is limited to a maximum amount equal to 1.00% annually of the Fund's average weekly net assets. For the year ended October 31, 1999, the advisory fee incurred did not exceed the maximum advisory fee allowed.

         The Fund has entered into an administrative agreement with the Adviser under which the Adviser oversees the custodial, auditing, valuation, accounting, legal, stock transfer and dividend disbursing services and maintains Fund communications services with the shareholders. The Adviser receives a monthly administration fee equivalent, on an annual basis, to 0.10% of the Fund's average weekly net assets.

         Each unaffiliated Trustee is entitled, as compensation for his or her services, to an annual fee plus remuneration for attendance at various meetings.

         Mr. Edward J. Boudreau, Jr., Mr. Stephen L. Brown, Ms. Maureen R. Ford, Ms. Anne C. Hodsdon and Mr. Richard S. Scipione are directors and/or officers of the Adviser and/or its affiliates, as well as Trustees of the Fund through December 31, 1999. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer, for tax purposes, their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as other assets. The deferred compensation liability and the related other assets are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses.

NOTE C -

INVESTMENT TRANSACTIONS

Purchases and proceeds from sales of securities, other than obligations of the U.S. government and its agencies and short-term securities, during the year ended October 31, 1999, aggregated $74,689,673 and $78,712,151, respectively. There were no purchases or sales of obligations of the U.S. government and its agencies during the year ended October 31, 1999.

         The cost of long-term investments owned at October 31, 1999 for federal income tax purposes was $271,022,380. Gross unrealized appreciation and depreciation of investments aggregated $21,019,139 and $9,923,249, respectively, resulting in net unrealized appreciation of $11,095,890 for federal income tax purposes.

NOTE D -

RECLASSIFICATION OF CAPITAL ACCOUNTS

During the period ended October 31, 1999, the Fund has reclassified amounts to reflect a decrease in accumulated net realized gain on investments of $510,812, an increase in undistributed net investment income of $523,093 and a decrease in capital paid-in of $12,281. This represents the amount necessary to report these balances on a tax basis, excluding certain temporary differences, as of October 31, 1999. Additional adjustments may be needed in subsequent reporting periods. These reclassifications, which have no impact on the net asset value of the Fund, are primarily attributable to federal excise taxes. The calculation of net investment income per share in the financial highlights excludes these adjustments.

================================================================================

             John Hancock Funds - Patriot Premium Dividend Fund II


INDEPENDENT AUDITORS' REPORT

To the Board of Directors and Shareholders of John Hancock Patriot Premium Dividend Fund II

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of John Hancock Patriot Premium Dividend Fund II (the "Fund") as of October 31, 1999, the related statement of operations for the year then ended, the statement of changes in net assets for the years ended October 31, 1999 and 1998 and the financial highlights for each of the years in the three-year period ended October 31, 1999. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

         The financial highlights for each of the years in the two-year period ended October 31, 1996 were audited by other auditors whose report, dated December 6, 1996, expressed an unqualified opinion on those financial highlights.

         We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at October 31, 1999 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

         In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund at October 31, 1999, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

/s/DELOITTE & TOUCHE LLP
------------------------
Boston, Massachusetts
December 3, 1999

TAX INFORMATION NOTICE (UNAUDITED)

For federal income tax purposes, the following information is furnished with respect to the distributions of the Fund for its fiscal year ended October 31, 1999.

         All of the dividends paid for the fiscal year end are taxable as ordinary income. Distributions to preferred and common shareholders were 100% qualified for the dividends received deduction available to corporations.

         Shareholders will be mailed a 1999 U.S.Treasury Department Form 1099-DIV in January 2000. This will reflect the tax character of all distributions for calendar year 1999.

================================================================================

             John Hancock Funds - Patriot Premium Dividend Fund II


INVESTMENT OBJECTIVE AND POLICY

The Fund's investment objective is to provide high current income, consistent with modest growth of capital for holders of its Common Shares. The Fund will pursue its objective by investing in a diversified portfolio of dividend-paying preferred and common equity securities.

         The Fund's non-fundamental investment policy, with respect to the quality of ratings of its portfolio investments, was changed by a vote of the Fund's Trustees on September 13, 1994. The new policy, which became effective October 15, 1994, stipulates that preferred stocks and debt obligations in which the Fund will invest will be rated investment grade (at least "BBB" by S&P or "Baa" by Moody's) at the time of investment or will be preferred stocks of issuers of investment-grade senior debt, some of which may have speculative characteristics, or, if not rated, will be comparable quality as determined by the Adviser. The Fund will invest in common stocks of issuers whose senior debt is rated investment grade or, in the case of issuers who have no rated senior debt outstanding, whose senior debt is considered by the Adviser to be of comparable quality.

DIVIDEND REINVESTMENT PLAN

The Fund provides shareholders with a Dividend Reinvestment Plan ("the Plan") which offers the opportunity to earn compounded yields. Each holder of Common Shares may elect to have all distributions of dividends and capital gains reinvested by State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02210, as agent for the common shareholders. Holders of Common Shares who do not elect to participate in the Plan will receive all distributions in cash, paid by check, mailed directly to the shareholder of record (or if the Common Shares are held in street or other nominee name then to the nominee) by the Plan Agent, as dividend disbursing agent. Shareholders may join the Plan by filling out and mailing an authorization card showing an election to revisit all or a portion of dividend payments. If received in proper form by State Street Bank and Trust Company, P.O. Box 8209, Boston, Massachusetts 02266-8209 no later than seven business days before the record date for a dividend, the election will be effective with respect to all dividends paid after such record date. Shareholders whose shares are held in the name of a broker or nominee should contact the broker, bank, or nominee to participate in the Plan.

         If the Fund declares a dividend payable either in Common Shares or in cash, nonparticipants will receive cash and participants in the Plan will receive the equivalent in Common Shares. If the market price of the Common Shares on the payment date for the dividend is equal to or exceeds their net asset value as determined on the payment date, participants will be issued Common Shares (out of authorized but unissued shares) at a value equal to the higher of net asset value or 95% of the market price. If the net asset value exceeds the market price of the Common Shares at such time, or if the Board of Trustees declares a dividend payable only in cash, the Plan Agent will, as agent for Plan participants, buy shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts. Such purchases will be made promptly after the payable date for such dividend and, in any event, prior to the next ex-dividend date, after such date except where necessary to comply with federal securities laws. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value of the Common Shares, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Common Shares, resulting in the acquisition of fewer shares than if the dividend had been paid in shares issued by the Fund.

         Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent. Such withdrawal will be effective immediately if received not less than ten days prior to a dividend record date; otherwise, it will be effective for all subsequent dividend record dates. When a participant withdraws from the Plan or upon termination of the Plan as provided below, certificates for whole Common Shares credited to his or her account under the Plan will be issued and a cash payment will be made for any fraction of a share credited to such account.

         The Plan Agent maintains each shareholder's account in the Plan and furnishes monthly written confirmations of all transactions in the accounts, including information needed by the shareholders for personal and tax records. Common Shares in the account of each Plan participant will be held by the Plan Agent in non-certificated form in the name of the participant. Proxy material relating the shareholder's meetings of the

================================================================================

             John Hancock Funds - Patriot Premium Dividend Fund II


Fund will include those shares purchased as well as shares held pursuant to the Plan.

         There will be no brokerage charges with respect to Common Shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. In each case, the cost per share of the shares purchased for each participant's account will be the average cost, including brokerage commissions, of any shares purchased on the open market plus the cost of any shares issued by the Fund. There are no other charges to participants for reinvesting dividends or capital gain distributions, except for certain brokerage commissions, as described above.

         The automatic reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable or required to be withheld on such dividends or distributions. Participants under the Plan will receive tax information annually. The amount of dividend to be reported on Form 1099-DIV should be (1) in the case of shares issued by the Fund, the fair market value of such shares on the dividend payment date, and (2) in the case of shares purchased by the Plan Agent in the open market, the amount of cash used to purchase them (including the amount of cash allocated to brokerage commissions paid on such purchases).

         Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to all shareholders of the Fund at least 90 days before the record date for the dividend or distribution. The Plan may be amended or terminated by the Plan Agent after at least 90 days written notice to all shareholders of the Fund. All correspondence or additional information concerning the Plan should be directed to the Plan Agent, State Street Bank and Trust Company, at P.O. Box 8209, Boston, Massachusetts 02266-8209 (telephone 1-800-426-5523).

YEAR 2000 COMPLIANCE

The Adviser and the Fund's service providers are taking steps to address any year 2000-related computer problems. However, there is some risk that these problems could disrupt the issuers in which the Fund invests, the Fund's operations or financial markets generally.


SHAREHOLDER COMMUNICATION AND ASSISTANCE

If you have any questions concerning the John Hancock Patriot Premium Dividend Fund II, we will be pleased to assist you. If you hold shares in your own name and not with a brokerage firm, please address all notices, correspondence, questions or other communications regarding the Fund to the transfer agent at:

         State Street Bank and Trust Company
         P.O. Box 8200
         Boston, Massachusetts 02266-8200
         Telephone: (800) 426-5523

If your shares are held with a brokerage firm, you should contact that firm, bank or other nominee for assistance.

================================================================================

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